UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 9, 2006

                                   SORELL INC.
             (Exact name of registrant as specified in its charter)

               Nevada                   000-27675           86-0914695
     (State or Other Jurisdiction   (Commission File     (I.R.S. Employer
          of Incorporation)              Number)      Identification Number)

        Buk-ri 35, Nama-Myun, Yongin City, Gyeonggi-do, Republic of Korea
               (Address of principal executive offices) (zip code)

                                 82-31-329-8700
               (Registrant's telephone number, including area code)

                                   Copies to:
                                 Marc Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On June 9, 2006, Sorell Inc. (the "Company") entered into a Securities Purchase Agreement with 23 accredited investors and sold to such accredited investors: (i) $1,000,000 principal amount of senior convertible notes ("Notes") and (ii) warrants ("Warrants") to purchase up to 2,000,000 shares of the Company's common stock, resulting in gross proceeds to the Company of $1,000,000. The sale of the Notes and Warrants was exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

     The Notes bear interest at 8% per annum payable quarterly, they mature one year from the date of issuance and are convertible into shares of the Company's common stock at the investors' option at $0.50 per share, subject to adjustment. If after the subscription date the Company completes a financing transaction that results in gross proceeds of at least $5,000,000, the Company is required to promptly deliver written notice thereof to the holders of the Notes and the holders may thereafter require the Company to redeem the Notes. If at any time after the subscription date the Company completes a financing transaction that results in gross proceeds of at least $5,000,000 and the holders of the Notes do not require the Company to redeem the Notes, the Company has the right to require the holders to convert all of such Notes into common stock at the then applicable conversion rate.

     If the Company issues shares of common stock below the then applicable conversion price, the exercise price of the Notes will be reduced accordingly. The conversion price of the Notes also will be adjusted if the Company pays a stock dividend, subdivides or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the holders' position. Interest may be paid with share of common stock at the Company's option based on 90% of the dollar volume weighted average price of the Company's common stock on each of the 30 consecutive trading days immediately preceding the applicable interest payment due date.

     The Warrants are exercisable at a price of $0.75 per share until five years from the date of issuance. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered for sale pursuant to an effective registration statement. The Company may call the outstanding Warrants if: (a) the weighted average price per share of common stock has been greater than $2.50 for a period of 15 consecutive trading days immediately prior to the date of delivery of a call notice (the "Call Notice Period"); (b) the daily trading volume of the common stock has been greater than 50,000 shares on each trading day during the Call Notice Period;
(c) trading in the common stock has not been suspended; and (d) the Company is in material compliance with the terms and conditions of the Warrants and the other transaction documents.

     If the Company issues shares of common stock below the then applicable exercise price, the exercise price of the Warrants will be reduced accordingly. The exercise price of the Warrants also will be adjusted if the Company pays a stock dividend, subdivides or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the holders' position. Upon each such adjustment of the exercise price, the number shares of common stock issuable upon exercise of the Warrants will be adjusted determined by multiplying the exercise price in effect immediately prior to such adjustment by the number of shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product thereof by the exercise price resulting from such adjustment.

     The investors have agreed to restrict their ability to convert their Notes and exercise their Warrants such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock of the Company.

     The Company is required to file a registration statement with the Securities and Exchange Commission within 30 days of closing to register the sale of the common stock issuable upon conversion of the Notes and exercise of the Warrants. If the registration statement is not filed within such period or if it is not declared effective within 120 days from the date of closing (150 days from the date of closing if the registration statement is reviewed by the
SEC), the Company is required to pay liquidated damages to the investors equal to 2% of their purchase price for each 30 day period until the event is cured. In connection with the closing, each officer and director of the Company is required to sign a lock-up agreement providing that they will not dispose of or agree to dispose of

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shares of the Company's common stock beneficially owned by them until six months from the effective date of such registration statement. In addition, the investors have a right of first refusal to participate in any subsequent private placement of debt or equity securities of the Company until one year after the effective date of the required registration statement.

     New York Global Securities, Inc. and its agents acted as placement agent in connection with the sale of the Notes and related Warrants and, together with its agents, was paid cash compensation of $120,000 (12% of the gross proceeds from the closing), and, together with its agents, will be issued placement agent warrants to purchase 400,000 shares of the Company's common stock exercisable at $0.50 per share until two years after the closing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See  Item.  1.01  above.

ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     See  Item  1.01  above.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(C)  EXHIBITS




EXHIBIT NUMBER  DESCRIPTION
--------------  --------------------------------------------------------------------------------------------
                Form of Senior Convertible Note (Incorporated by reference to the Company's Form 8-K filed
4.1             with the Securities and Exchange Commission on May 4, 2006)
--------------  --------------------------------------------------------------------------------------------
                Form of $0.75 Warrant (Incorporated by reference to the Company's Form 8-K filed with the
4.2             Securities and Exchange Commission on May 4, 2006)
--------------  --------------------------------------------------------------------------------------------
                Securities Purchase Agreement dated June 9, 2006 by and among Sorell Inc. and the investors
10.1            listed on the Schedule of Buyers attached thereto
--------------  --------------------------------------------------------------------------------------------
                Registration Rights Agreement dated June 9, 2006 by and among Sorell Inc. and the Buyers
10.2            signatory thereto
--------------  --------------------------------------------------------------------------------------------
                Form of Lock-Up Agreement (Incorporated by reference to the Company's Form 8-K filed with
10.3            the Securities and Exchange Commission on May 4, 2006)
--------------  --------------------------------------------------------------------------------------------


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SORELL  INC.


Dated:  June  9,  2006                         By: \s\ Bon Kwan Koo
                                                   ----------------------
                                               Name:   Bon Kwan Koo
                                               Title:  President


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